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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    May 17, 2006
                                                 -------------------------------

                              POSSIS MEDICAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-944                    41-0783184
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)



9055 Evergreen Boulevard NW, Minneapolis, MN                 55433-8003
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   763-780-4555
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 17, 2006, the Company issued a press release announcing it will release its 2006 third quarter financial results on Wednesday, May 24, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

[c] Exhibits

99.1     Press Release, dated May 17, 2006, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
--------------------
(Registrant)

Date:  May 17, 2006
       ------------

By:     /s/ Jules L. Fisher
        ----------------------------------------------------
         Jules L. Fisher
         Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated May 17, 2006, issued by Possis Medical, Inc.